Exhibit 99.1

BLUE COAT REPORTS RESULTS FOR

FIRST QUARTER FISCAL 2011

Company Reports Strong Operating Cash Flow, Non-GAAP Gross Margin and

Non-GAAP Operating Profit

SUNNYVALE, Calif., August 19, 2010 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the technology leader in Application Delivery Networking, today reported its financial results for its first fiscal 2011 quarter ended July 31, 2010. Total net revenue for the first quarter of fiscal 2011 was $122.5 million, an increase of 6% compared with net revenue of $116.0 million in the first quarter of fiscal 2010.

“I am pleased with our ability to continue improving our operating profitability, in spite of difficulties in achieving our EMEA revenue potential,” said Brian NeSmith, president and chief executive officer of Blue Coat Systems. “Looking ahead, I believe the investments we are making in new products for the mid-market and carrier market will dramatically extend our customer reach.”

On a GAAP basis, the Company reported net income of $13.9 million, or $0.29 per diluted share, for the first quarter of fiscal 2011, compared with net income of $4.0 million, or $0.09 per diluted share, in the first quarter of fiscal 2010.

The Company reported non-GAAP net income of $19.1 million, or $0.40 per diluted share, for the first quarter of fiscal 2011, compared with non-GAAP net income of $10.1 million, or $0.23 per diluted share, in the first quarter of fiscal 2010. For the first quarter of fiscal 2011, the Company utilized a non-GAAP annual effective tax rate of 27% compared with a 30% rate for fiscal 2010.

The Company ended the quarter on July 31, 2010, with cash, cash equivalents, and restricted cash of $262.6 million, an increase of $25.3 million from the prior quarter. Cash flow provided by operations in the first quarter of fiscal 2011 was $28.6 million.

“In the first quarter, we delivered strong performance across several key financial metrics including non-GAAP gross margin and non-GAAP operating profit,” said Gordon C. Brooks, senior vice president and chief financial officer Blue Coat Systems. “I am particularly pleased with the Company’s operating cash flow performance, which reflects our focus on both profitability and managing the balance sheet. Moving forward, we remain confident that we have the right operating model in place to deliver consistent non-GAAP operating profitability and operating cash flow, while appropriately investing for future innovation and growth.”

1

Financial Outlook

For the second fiscal quarter ending October 31, 2010, the Company currently expects net revenue in the range of $117 to $124 million. On a GAAP basis, the Company currently expects net income of $0.22 to $0.28 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.34 to $0.40 per diluted share. For the second quarter of fiscal 2011, the Company is assuming a diluted share count of approximately 47.4 million shares, a GAAP tax rate of 28% and a non-GAAP tax rate of 27%.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

2

Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss results for the first quarter of fiscal 2011 and the outlook for the second quarter of fiscal 2011 on Thursday, August 19, 2010 at 5:00 p.m. ET (2:00 p.m. PT). Participants in the United States should call (800) 230-1059. International participants should call (612) 234-9959. The passcode for the call is: 167126. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Thursday, August 19, 2010 at 8:00 p.m. ET (5:00 p.m. PT), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 167126.

About Blue Coat Systems

Blue Coat Systems, Inc. is the technology leader in Application Delivery Networking. Blue Coat offers an Application Delivery Network Infrastructure that provides the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. For additional information, please visit www.bluecoat.com.

# # #

FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

3

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Steve Schick	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		jane.underwood@bluecoat.com
	408-220-2076		408-541-3015

4

BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended July 31,
	2010	2009
Net revenue:
Product	$75,568	$73,692
Service	46,912	42,297

Total net revenue	122,480	115,989
Cost of net revenue:
Product	15,964	19,483
Service	10,388	12,037

Total cost of net revenue	26,352	31,520

Gross profit	96,128	84,469

Operating expenses:
Sales and marketing	44,655	45,576
Research and development	19,855	19,836
General and administrative	10,343	12,716
Amortization of intangible assets	1,843	1,821
Restructuring	140	—

Total operating expenses	76,836	79,949

Operating income	19,292	4,520

Interest income	164	101
Interest expense	(224)	(228)
Other expense, net	(323)	(16)

Income before income taxes	18,909	4,377
Provision for income taxes	4,984	381

Net income	$13,925	$3,996

Basic net income per share	$0.30	$0.09

Diluted net income per share	$0.29	$0.09

Weighted average shares used in computing basic net income per share	46,329	43,193

Weighted average shares used in computing diluted net income per share	47,650	44,594

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended July 31,
		2010	2009
Gross Profit Reconciliation:
GAAP gross profit		$96,128	$84,469
Fair value write-up of acquired inventory sold	A	—	1,325
Stock-based compensation expense included in cost of revenue	B	354	590
Amortization of intangible assets included in cost of revenue	C	1,188	1,348

Non-GAAP gross profit		$97,670	$87,732

Operating Income Reconciliation:
GAAP operating income		$19,292	$4,520
Fair value write-up of acquired inventory sold	A	—	1,325
Stock-based compensation expense	B	4,072	4,811
Amortization of intangible assets	C	3,031	3,169
Expenses for matters related to the stock option investigation	D	58	702
Restructuring	E	140	—

Non-GAAP operating income		$26,593	$14,527

Net Income Reconciliation:
GAAP net income		$13,925	$3,996
Fair value write-up of acquired inventory sold	A	—	1,325
Stock-based compensation expense	B	4,072	4,811
Amortization of intangible assets	C	3,031	3,169
Expenses for matters related to the stock option investigation	D	58	702
Restructuring	E	140	—
Income tax adjustments	F	(2,092)	(3,934)

Non-GAAP net income		$19,134	$10,069

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.29	$0.09
Fair value write-up of acquired inventory sold	A	—	0.03
Stock-based compensation expense	B	0.09	0.11
Amortization of intangible assets	C	0.06	0.07
Expenses for matters related to the stock option investigation	D	—	0.02
Restructuring	E	—	—
Income tax adjustments	F	(0.04)	(0.09)

Non-GAAP diluted net income per share		$0.40	$0.23

Shares used in computing non-GAAP diluted net income per share		47,650	44,594

Notes:

(A)	Purchase accounting rules require that the inventory we acquired in the Packeteer acquisition be written-up to its estimated fair market value. The fair value write-up increases the cost of revenue, essentially eliminating the profit that would normally have been recognized at the time such inventory is sold. To facilitate comparability of gross margin between periods, the fair value write-up related to acquired inventory sold has been excluded on a non-GAAP basis.
(B)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended July 31,
	2010	2009
Cost of revenue	$354	$590
Sales and marketing	1,332	1,687
Research and development	1,231	1,532
General and administrative	1,155	1,002

Total	$4,072	$4,811

(C)	Amortization of intangible assets associated with acquisitions.
(D)	Includes expenses for matters related to the Company’s stock option investigation, including professional fees.
(E)	Fiscal 2011 restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(F)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%. Prior to Fiscal 2011, the expected annual effective tax rate was 30%.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	July 31, 2010	April 30, 2010
ASSETS
Current assets:
Cash and cash equivalents	$261,574	$236,347
Accounts receivable, net	75,568	64,204
Inventory	10,399	6,010
Prepaid expenses and other current assets	13,840	15,526
Current portion of deferred income tax assets	10,974	10,980

Total current assets	372,355	333,067

Property and equipment, net	33,934	33,684
Restricted cash	1,031	986
Goodwill	242,611	242,611
Identifiable intangible assets, net	34,002	37,033
Non-current portion of deferred income tax assets	39,259	41,517
Other assets	6,816	7,140

Total assets	$730,008	$696,038

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,379	$15,000
Accrued payroll and related benefits	18,817	16,254
Deferred revenue	106,513	104,050
Other current liabilities	11,145	12,921

Total current liabilities	157,854	148,225

Deferred revenue, less current portion	53,379	50,172
Deferred rent, less current portion	6,385	6,427
Long-term income taxes payable	28,775	25,989
Other non-current liabilities	1,209	1,193
Convertible senior notes	77,465	77,241
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,236,556	1,231,032
Treasury stock	(3,907)	(3,035)
Accumulated deficit	(828,066)	(841,991)

Total Blue Coat stockholders’ equity	404,586	386,009
Noncontrolling interest	355	782

Total stockholders’ equity	404,941	386,791

Total liabilities and stockholders’ equity	$730,008	$696,038

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended July 31,
	2010	2009
Operating Activities
Net income	$13,925	$3,996
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,335	3,192
Amortization	3,428	3,453
Stock-based compensation	4,072	4,811
Deferred income taxes	2,264	—
Tax benefit of stock option deduction	137	—
Excess tax benefit from stock-based compensation	(304)	—
Loss on disposition of equipment	14	319
Changes in operating assets and liabilities:
Accounts receivable, net	(11,364)	(3,380)
Inventory	(4,389)	(1,487)
Prepaid expenses and other assets	1,837	(1,322)
Accounts payable	6,379	(1,169)
Accrued expenses and other liabilities	3,547	(1,971)
Deferred revenue	5,670	4,127

Net cash provided by operating activities	28,551	10,569

Investing Activities
Purchases of property and equipment, and technology licenses	(3,599)	(4,629)
Restricted cash	(45)	(112)
Acquisitions, net of cash acquired	(427)	—

Net cash used in investing activities	(4,071)	(4,741)

Financing Activities
Net proceeds from issuance of common stock	443	1,744
Excess tax benefit from stock-based compensation	304	—

Net cash provided by financing activities	747	1,744

Net increase in cash and cash equivalents	25,227	7,572
Cash and cash equivalents at beginning of period	236,347	114,163

Cash and cash equivalents at end of period	$261,574	$121,735

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended October 31, 2010
		Low	High
Projected GAAP Net Income		$10,400	$13,400
Add back:
Stock-based compensation expense	A	4,400	4,400
Amortization of intangible assets	B	3,000	3,000
Expenses for matters related to the stock option investigation	C	300	300
Income tax adjustments	D	(1,900)	(2,000)

Projected Non-GAAP net income		$16,200	$19,100

Projected GAAP Diluted Net Income per Share		$0.22	$0.28
Add back:
Stock-based compensation expense	A	0.09	0.09
Amortization of intangible assets	B	0.06	0.06
Expenses for matters related to the stock option investigation	C	0.01	0.01
Income tax adjustments	D	(0.04)	(0.04)

Projected Non-GAAP diluted net income per share		$0.34	$0.40

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Includes expenses for matters related to the Company’s stock option investigation, including professional fees.
(D)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%.